Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties
7. Risks and Uncertainties
The Plan utilizes various investment instruments including common and preferred stock, mutual funds, collective investment trusts, and a common collective trust fund. Investment securities, in general, are exposed to various risks such as interest rate, credit and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the amounts reported in the financial statements. The Plan has one investment that represents 18% of total investments at December 31, 2025 and 2024, respectively.